UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the registrant ◻
Filed by a party other than the registrant ◻

Check the appropriate box:

☒	Preliminary proxy statement

◻	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

◻	Definitive proxy statement.

◻	Definitive additional materials.

◻	Soliciting material under Rule 14a-12.

Northern Lights Fund Trust II
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

	◻	No fee required.

	◻	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:
◻	Fee paid previously with materials.

◻	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Longboard Managed Futures Strategy Fund

(Ticker: WAVEX, WAVIX)

Longboard Alternative Growth Fund

(Ticker: LONAX, LONGX)

each a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

May [_], 2018

Dear Shareholder:

I am writing to inform you of the upcoming special meeting (the “Meeting”) of the shareholders of the Longboard Managed Futures Strategy Fund and Longboard Alternative Growth Fund (the “Funds”), each a series of Northern Lights Fund Trust II (the “Trust”).

The Meeting is scheduled to be held at 10:00 a.m., Eastern Time on July 25, 2018, at the offices of Gemini Fund Services, LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

As described in the attached Notice and Proxy Statement, Longboard Asset Management, LP (the “Adviser”) serves as the investment adviser to each Fund and is responsible for the day-to-day management of the Funds’ assets. The founders and principal owners of the Adviser are Cole Wilcox and Eric Crittenden. At a meeting held on April 24-25, 2018, the Adviser advised the Board of Trustees (the “Board”) of the Trust that Eric Crittenden, one of two members of Longboard Asset Management GP, LLC (“LAM GP”), the general partner of the Adviser, desires to transfer his ownership interest in LAM GP to Cole Wilcox, the other LAM GP member (the “Transaction”).

The Adviser is a limited partnership that currently consists of three classes of limited partnership interests: Class A Limited Partnership Interests, Class C Limited Partnership Interests and Class D Limited Partnership Interests. The Limited Partnership Agreement of Longboard Asset Management LP, effective as of November 7, 2016, does not provide for any voting rights of any class of limited partnership interest. Further, none of the limited partnership interests have the right or ability to vote on, replace or otherwise remove LAM GP as the general partner. The Limited Partnership Agreement, however, does provide that the business and affairs of the Adviser are to be managed exclusively by LAM GP. The current ownership structure of the Adviser is as follows: Cole Wilcox owns 99% of the outstanding Class A Limited Partnership Interests and LAM GP owns 1% of the Class A Limited Partnership Interests; one limited partner owns all the outstanding Class C Limited Partnership Interests; and two limited partners own all the outstanding Class D Limited Partnership Interests. LAM GP is owned 50% by Cole Wilcox and 50% by Eric Crittenden. Thus, each of Cole Wilcox and Eric Crittenden have been, and currently are, “control” persons of the Adviser through their control of the Adviser’s general partner. The Transaction, which would occur after shareholder approval of the new investment advisory agreement, would result in Cole Wilcox owning 100% of LAM GP and, as a result, having sole control of the Adviser. Mr. Crittenden would remain a portfolio manager for both Funds after the Transaction pursuant to a prearranged contract through September 2018. Longboard believes that this Transaction is a necessary step in Longboard’s long-term plan to evolve from a founder-led organization to a team-led organization. Longboard believes that it has made significant progress in the reduction of key man risk and that this Transaction will allow the firm to take the next steps to implement an employee ownership structure that will align the management team’s incentives with the firm’s long term strategic vision.

The Transaction will result in an “assignment” of the existing advisory agreement, dated May 3, 2012, and most recently renewed by the Board at a meeting held on January 23-24, 2018, between the Trust, on behalf of the Funds, and the Adviser (the “Existing Advisory Agreement”). Under the terms of the Existing Advisory Agreement, as required by the Investment Company Act of 1940, as amended, an “assignment” results in its automatic termination. In anticipation of the Transaction and these related events, the Board approved a new advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “New Advisory Agreement”) at the April 24-25, 2018 meeting. The Adviser expects the Transaction to close the day after the date shareholders approve the New Advisory Agreement. The Adviser will continue to operate under the Existing Advisory Agreement until shareholders approve the New Advisory Agreement. Approval of the New Advisory Agreement will not raise the advisory fees paid by the Funds or the Funds’ shareholders. The New Advisory Agreement is identical to the Existing Advisory Agreement, except for date of execution, effectiveness and term. The effective date of the New Advisory Agreement will be the date shareholders approve the New Advisory Agreement anticipated to be July 25, 2018.

We think that this proposal is in the best interest of the shareholders of the Funds. The Trust’s Board of Trustees has unanimously recommended that shareholders of the Funds vote “FOR” the proposal.

Should you have any questions, please feel free to call us at 1-855-294-7540. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

Kevin E. Wolf

President

Northern Lights Fund Trust II

Longboard Managed Futures Strategy Fund

(Ticker: WAVEX, WAVIX)

Longboard Alternative Growth Fund

(Ticker: LONAX, LONGX)

each a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held July 25, 2018

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust II (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of the Longboard Managed Futures Strategy Fund and Longboard Alternative Growth Fund (the “Funds”), each a series of the Trust, to be held at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on July 25, 2018 at [10:00 a.m.], Eastern Time, for the purpose of considering and approving the following proposals:

  To approve a new investment advisory agreement by and between the Trust and Longboard Asset Management, LP (the “New Advisory Agreement”), the investment adviser to the Funds. No fee increase is proposed; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on May 10, 2018 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 25, 2018.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Advisory Agreement) and Proxy Voting Ballot are available at [www._________________________].

By Order of the Board of Trustees

Richard Malinowski

Secretary

Northern Lights Fund Trust II

May [_], 2018

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What is happening?

As described in the attached Notice and Proxy Statement, Longboard Asset Management, LP (the “Adviser”) serves as the investment adviser to each Fund and is responsible for the day-to-day management of the Funds’ assets. The founders and principal owners of the Adviser are Cole Wilcox and Eric Crittenden. At a meeting held on April 24-25, 2018, the Adviser advised the Board of Trustees (the “Board”) of the Trust that Eric Crittenden, one of two members of Longboard Asset Management GP, LLC (“LAM GP”), the general partner of the Adviser, desires to transfer his ownership interest in LAM GP to Cole Wilcox, the other LAM GP member (the “Transaction”).

The Adviser is a limited partnership that currently consists of three classes of limited partnership interests: Class A Limited Partnership Interests, Class C Limited Partnership Interests and Class D Limited Partnership Interests. The Limited Partnership Agreement of Longboard Asset Management LP, effective as of November 7, 2016, does not provide for any voting rights of any class of limited partnership interest. Further, none of the limited partnership interests have the right or ability to vote on, replace or otherwise remove LAM GP as the general partner. The Limited Partnership Agreement, however, does provide that the business and affairs of the Adviser are to be managed exclusively by LAM GP. The current ownership structure of the Adviser is as follows: Cole Wilcox owns 99% of the outstanding Class A Limited Partnership Interests and LAM GP owns 1% of the Class A Limited Partnership Interests; one limited partner owns all the outstanding Class C Limited Partnership Interests; and two limited partners own all the outstanding Class D Limited Partnership Interests. LAM GP is owned 50% by Cole Wilcox and 50% by Eric Crittenden. Thus, each of Cole Wilcox and Eric Crittenden have been, and currently are, “control” persons of the Adviser through their control of the Adviser’s general partner. The Transaction, which would occur after shareholder approval of the new investment advisory agreement, would result in Cole Wilcox owning 100% of LAM GP and, as a result, having sole control of the Adviser. Mr. Crittenden would remain a portfolio manager for both Funds after the Transaction pursuant to a prearranged contract through September 2018. Longboard believes that this Transaction is a necessary step in Longboard’s long-term plan to evolve from a founder-led organization to a team-led organization. Longboard believes that it has made significant progress in the reduction of key man risk and that this Transaction will allow the firm to take the next steps to implement an employee ownership structure that will align the management team’s incentives with the firm’s long term strategic vision.

The Transaction will result in an “assignment” of the existing advisory agreement, dated May 3, 2012 and most recently renewed by the Board at a meeting held on January 23-24, 2018, between the Trust, on behalf of the Funds, and the Adviser (the “Existing Advisory Agreement”). Under the terms of the Existing Advisory Agreement, as required by the Investment Company Act of 1940, as amended, an “assignment” results in its automatic termination. In anticipation of the Transaction and these related events, the Board approved a new advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “New Advisory Agreement”) at the April 24-25, 2018 meeting. The Adviser expects the Transaction to close the day after the date shareholders approve the New Advisory Agreement. The Adviser will continue to operate under the Existing Advisory Agreement until shareholders approve the New Advisory Agreement. Approval of the New Advisory Agreement will not raise the advisory fees paid by the Funds or the Funds’ shareholders. The New Advisory Agreement is identical to the Existing Advisory Agreement, except for date of execution, effectiveness and term. The effective date of the New Advisory Agreement will be the date shareholders approve the New Advisory Agreement anticipated to be July 25, 2018.

Each Fund’s investment objective and investment strategies will not change as a result of the Transaction, and the investment advisory personnel of the Adviser, other than Eric Crittenden, who provide services to the Funds are expected to continue to do so under the New Advisory Agreement.

The composition of the Board will not be changed as a direct result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Funds. No changes are being proposed to these existing service providers at this time.

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the proposal below, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

1. To approve a new investment advisory agreement by and between the Trust and Longboard Asset Management, LP (the “New Advisory Agreement”), the investment adviser to the Funds. No fee increase is proposed.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Funds and have the right to vote on this very important proposal concerning your investment.

Q. How will the Transaction or the approval of the New Advisory Agreement affect me as a Fund shareholder?

A. The Funds and their investment objectives will not change as a result of the completion of the Transaction or the approval of the New Advisory Agreement, and you will still own the same shares in the Funds. The terms of the New Advisory Agreement are identical to the Existing Advisory Agreement except for date of execution, effectiveness and term. The advisory fee rates charged to the Funds will remain the same as under the Existing Advisory Agreement. If approved by the shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. With the exception of Eric Crittenden, the portfolio managers who currently manage the Funds are expected to continue to manage the Funds under the New Advisory Agreement. The composition of the Board will not be changed as a direct result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Funds. No changes are being proposed to these existing service providers at this time.

Q. What will happen if shareholders do not approve the New Advisory Agreement?

A. If the New Advisory Agreement is not approved by shareholders, the Transaction will not close at this time. In this event, the Board will consider other alternatives.

Q. Will the Funds’ names change?

A. No. The Funds’ name will not change.

Q. Has the Board of Trustees approved the New Advisory Agreement and how do the Trustees of the Funds recommend that I vote?

A. The Board unanimously approved the New Advisory Agreement at a meeting held on April 24-25, 2018, and recommends that you vote FOR the proposal.

Q. Who will bear the costs related to this proxy solicitation?

A. All costs of this proxy will be paid by the Adviser and not by the Funds or its shareholders.

Q. Who is entitled to vote?

A. If you owned shares of a Fund as of the close of business on May 10, 2018 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on July 25, 2018 at [10:00 a.m.], Eastern Time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

Via Internet: If you choose to submit a proxy via the Internet, follow the instructions provided on the proxy card; or

In Person: Attend the Meeting as described in the Proxy Statement.

If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet proxy submission is available 24 hours a day. Shareholders can vote by telephone Monday through Friday between 9:00 a.m. and 10:00 p.m. Eastern Time. Proxies submitted by the Internet must be received by 10:00 a.m. Eastern Time on [________], 2018 for direct shareholders and 11:59 p.m. on [_______], 2018 for beneficial shareholders.

Q. What vote is required to approve the proposal?

A. Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Funds in writing or by phone. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. How can I obtain a copy of the Funds’ annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Funds, please call (toll-free) 1-855-294-7540, or write to 17605 Wright Street, Omaha, NE 68130. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call (toll-free) 1-855-294-7540.

Longboard Managed Futures Strategy Fund

(Ticker: WAVEX, WAVIX)

Longboard Alternative Growth Fund

(Ticker: LONAX, LONGX)

each a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) with its principal office located at 17605 Wright Street, Omaha, NE 68130. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of the Longboard Managed Futures Strategy Fund and Longboard Alternative Growth Fund, each a series of the Trust (the “Fund”), at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on July 25, 2018 at [10:00 a.m.], Eastern Time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of the Funds to consider and approve the following proposals:

  To approve a new investment advisory agreement by and between the Trust and Longboard Asset Management, LP (the “New Advisory Agreement”), the investment adviser to the Funds. No fee increase is proposed; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about May [_], 2018. Only shareholders of record at the close of business on May 10, 2018 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on July 25, 2018:

This proxy statement is available at [_______________________], or by contacting the Funds at 1-855-294-7540. To obtain directions to attend the Meeting, please call the Funds at 1-855-294-7540. For a free copy of the Funds’ latest annual and/or semi-annual report, call (toll-free) at 1-855-294-7540 or write to:

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Longboard Managed Futures Strategy Fund

Longboard Alternative Growth Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

SUMMARY OF THE PROPOSAL

APPROVAL OF A NEW ADVISORY AGREEMENT BY AND BETWEEN THE TRUST AND

Longboard Asset Management, LP

Background

The primary purpose of this proposal is to approve Longboard Asset Management, LP (the “Adviser”) to continue to serve as the investment adviser to the Longboard Managed Futures Strategy Fund and Longboard Alternative Growth Fund (the “Funds”), each a series of Northern Lights Fund Trust II (the “Trust”). To do so, the Board of Trustees of the Trust (the “Board”) are requesting that shareholders approve a new advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not raise the fees paid by the Funds or the Funds’ shareholders. The New Advisory Agreement is identical to the Funds’ old investment advisory agreement with the Adviser, except for date of execution, effectiveness and term. The effective date of the New Advisory Agreement will be July 25, 2018 or such other date that the Funds’ shareholders approve the New Advisory Agreement.

The Adviser serves as the investment adviser to each Fund and is responsible for the day-to-day management of the Funds’ assets. The founders and principal owners of the Adviser are Cole Wilcox and Eric Crittenden. At a meeting held on April 24-25, 2018, the Adviser advised the Board that Eric Crittenden, one of two members of Longboard Asset Management GP, LLC (“LAM GP”), the general partner of the Adviser, desires to transfer his ownership interest in LAM GP to Cole Wilcox, the other LAM GP member (the “Transaction”).

The Adviser is a limited partnership that currently consists of three classes of limited partnership interests: Class A Limited Partnership Interests, Class C Limited Partnership Interests and Class D Limited Partnership Interests. The Limited Partnership Agreement of Longboard Asset Management LP, effective as of November 7, 2016, does not provide for any voting rights of any class of limited partnership interest. Further, none of the limited partnership interests have the right or ability to vote on, replace or otherwise remove LAM GP as the general partner. The Limited Partnership Agreement, however, does provide that the business and affairs of the Adviser are to be managed exclusively by LAM GP. The current ownership structure of the Adviser is as follows: Cole Wilcox owns 99% of the outstanding Class A Limited Partnership Interests and LAM GP owns 1% of the Class A Limited Partnership Interests; one limited partner owns all the outstanding Class C Limited Partnership Interests; and two limited partners own all the outstanding Class D Limited Partnership Interests. LAM GP is owned 50% by Cole Wilcox and 50% by Eric Crittenden. Thus, each of Cole Wilcox and Eric Crittenden have been, and currently are, “control” persons of the Adviser through their control of the Adviser’s general partner. The Transaction, which would occur after shareholder approval of the new investment advisory agreement, would result in Cole Wilcox owning 100% of LAM GP and, as a result, having sole control of the Adviser. Mr. Crittenden would remain a portfolio manager for both Funds after the Transaction pursuant to a prearranged contract through September 2018. Longboard believes that this Transaction is a necessary step in Longboard’s long-term plan to evolve from a founder-led organization to a team-led organization. Longboard believes that it has made significant progress in the reduction of key man risk and that this Transaction will allow the firm to take the next steps to implement an employee ownership structure that will align the management team’s incentives with the firm’s long term strategic vision.

The Transaction will result in an “assignment” of the existing advisory agreement, dated May 3, 2012 and most recently renewed by the Board at a meeting held on January 23-24, 2018, between the Trust, on behalf of the Funds, and the Adviser (the “Existing Advisory Agreement”). Under the terms of the Existing Advisory Agreement, as required by the Investment Company Act of 1940, as amended, an “assignment” results in its automatic termination. The Existing Advisory Agreement was last approved by the sole shareholder of the Longboard Managed Futures Strategy Fund approved advisory agreement on June 27, 2012 and sole shareholder of the Longboard Alternative Growth Fund approved advisory agreement on December 9, 2015. In anticipation of the Transaction and these related events, and in order to provide for the uninterrupted management of the Funds, the Board, at their meeting on April 24-25, 2018, (i) approved the New Advisory Agreement with the Adviser, subject to shareholder approval, and (ii)

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voted to recommend that shareholders approve the New Advisory Agreement for the Funds. The Adviser expects the Transaction to close the day after the date shareholders approve the New Advisory Agreement. The Adviser will continue to operate under the Existing Advisory Agreement until shareholders approve the New Advisory Agreement. Approval of the New Advisory Agreement will not raise the fees paid by the Funds or the Funds’ shareholders. The New Advisory Agreement is identical to the Existing Advisory Agreement, except for date of execution, effectiveness, and term. The effective date of the New Advisory Agreement will be the date shareholders approve the New Advisory Agreement anticipated to be July 25, 2018.

Because the Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements be approved by a vote of a majority of the outstanding shares of a fund, shareholders are being asked to approve the proposed New Advisory Agreement.

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Advisory Agreement.

Information Concerning the Adviser

The Adviser is a Delaware limited partnership located at 2355 East Camelback Road, Suite 750, Phoenix, AZ 85016.

As described above, the current ownership structure of the Adviser is as follows: Cole Wilcox owns 99% of the outstanding Class A Limited Partnership Interests and LAM GP owns 1% of the Class A Limited Partnership Interests; one limited partner owns all the outstanding Class C Limited Partnership Interests; and two limited partners own all the outstanding Class D Limited Partnership Interests. LAM GP is owned 50% by Cole Wilcox and 50% by Eric Crittenden. Thus, each of Cole Wilcox and Eric Crittenden have been, and currently are, “control” persons of the Adviser through their control of the Adviser’s general partner.

The Transaction, which would occur after shareholder approval of the New Advisory Agreement, would result in the following ownership structure for the Adviser: Cole Wilcox will own 100% of LAM GP effectively controlling 100% of the voting interests of the Adviser.

The Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (“Advisers Act”). As of April 30, 2018, the Adviser had a total of approximately $450 million in assets under management.

The names and titles and principal occupations of the current principal executive officers of the Adviser are set forth below. The address of each such person is 2355 East Camelback Road, Suite 750, Phoenix, AZ 85016.

Name	Title
Cole Wilcox	Chief Executive Officer and Co-Chief Investment Officer
Eric Crittenden	Co-Chief Investment Officer
Curtis Christiansen	Chief Compliance Officer

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Cole Wilcox

Portfolio Manager and Chief Executive Officer & co-Chief Investment Officer. Mr. Wilcox is the CEO & co-Chief Investment Officer of the Adviser. He leads the executive management team of the Adviser, and has been involved in all phases of the firm’s development since its founding in 2010.

Mr. Wilcox has over 20 years of experience in alternative investing using both systematic and macro investment strategies. He also leads Longboard's macro investment committee and serves as a Portfolio Manager for all Longboard Funds, including the Funds.

Eric Crittenden

Portfolio Manager and co-Chief Investment Officer. Mr. Crittenden is the co-Chief Investment Officer and a Portfolio Manager of the Adviser. He has nearly two decades of experience in disciplined, rules-based investment strategies. Mr. Crittenden co-founded Longboard in 2010.

Curtis Christensen

Chief Compliance Officer. Mr. Christensen is the Chief Compliance Officer (“CCO”) of the Adviser and is responsible for the firms’ compliance program to ensure it meets all regulatory rules and requirements. He has been in the financial services industry for over twenty-two years and, prior to joining the Adviser, served as CCO of multiple firms in the broker-dealer, investment advisor and hedge fund industry. Other financial services roles have been on the branch manager and operations side.

Additional portfolio managers for the Funds include:

Sarah Baldwin

Portfolio Manager and Managing Director, Investments. Ms. Baldwin has experience in the managed futures industry, macro trading, and portfolio construction. She is a member of the Advisers executive management team. Prior to joining the Adviser, Ms. Baldwin worked on the discretionary and systematic trading desks at Graham Capital Management, a global hedge fund with more than $17 billion in assets under management.

Michael Striano

Portfolio Manager and Director of Trading Operations. Mr. Striano is the Director of Trading Operations at the Adviser and has nearly twenty-five years of managed futures industry experience. Before joining the Adviser, Mr. Striano was Senior Vice President of Operations for Chesapeake Capital Corporation, a global hedge fund with peak assets exceeding $2 billion.

The Investment Advisory Agreement

A copy of the proposed New Advisory Agreement is attached as Appendix A. Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with the Adviser. The New Advisory Agreement is identical to the Existing Advisory Agreement, except for date of execution, effectiveness and term. The following description is only a summary of the material terms of the Existing and New Advisory Agreements. You should refer to Appendix A for the New Advisory Agreement, as the description set forth in this Proxy Statement is qualified in its entirety by reference to Appendix A.

Under the terms of both the Existing Advisory Agreement and the New Advisory Agreement, the Adviser is entitled to receive for the Longboard Managed Futures Strategy Fund a unitary fee for the services and facilities it provides

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payable on a monthly basis at the annual rate of 2.99% of the Fund’s average daily net assets on assets up to $250 million and 2.75% on assets between $250 million and $450 million, and 1.99% on assets greater than $450 million and for the Longboard Alternative Growth Fund the Adviser is entitled to receive a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 1.99% of the Fund’s average daily net assets. For such compensation, the Adviser, at its expense, continuously furnishes an investment program for the Fund, make investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Funds’ investment objective, policies, and restrictions and such policies as the Board may determine. Under the Existing Advisory Agreement, the aggregate fee paid to the Adviser before waivers or reimbursements for the Funds’ most recent fiscal year ended May 31, 2017 was $14,819,856 for the Longboard Managed Futures Strategy Fund and $401,617 for the Longboard Alternative Growth Fund.

Both the Existing Advisory Agreement and the New Advisory Agreement provide that the Adviser, under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in each Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Funds and, as such shall (directly or through a sub-adviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained by the Funds, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a sub-adviser) will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities.

Additionally, both the Existing Advisory Agreement and the New Advisory Agreement provide that the Adviser directly provides, subject to the supervision of the Board, the management and administrative services necessary for the operation of the Funds. These services include providing facilities for maintaining the Funds’ organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining the Funds’ records and the registration of the Funds’ shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Board.

The New Advisory Agreement will become effective upon approval by the shareholders of the Funds. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board, including a majority of the Independent Trustees, at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Funds. The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Funds. In addition, the New Advisory Agreement may be terminated on 60 days’ notice by the Adviser given to the Funds.

The New Advisory Agreement, like the Existing Advisory Agreement, provides that the Funds’ adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

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If the New Advisory Agreement with the Adviser is not approved by shareholders, the Board will consider other options, including seeking shareholder approval of the New Advisory Agreement again, retaining a new investment adviser, which must also be approved by Fund shareholders, or the possible liquidation of the Funds.

Evaluation by the Board of Trustees

At a meeting of the Board on April 24-25, 2018, the Board, including the Independent Trustees, met in person to consider the approval of the New Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser.

In advance of the April 24-25, 2018 meeting, the Board requested and received materials to assist them in considering the New Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the New Advisory Agreement, a memorandum prepared by the Independent Trustee’s independent legal counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the approval of the New Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Funds. The materials also included due diligence materials relating to the Adviser (including due diligence questionnaires completed by the Adviser, the Adviser’s Form ADV, select financial information of the Adviser, bibliographic information regarding the Adviser’s key management and investment advisory personnel, and comparative fee, expense and performance information relating to the Funds) and other pertinent information. The Board also engaged in conversations directly with officers and other personnel of the Adviser at the April 24-25, 2018 meeting. Based on their evaluation of the information provided by the Adviser, in conjunction with information provided by the Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the New Advisory Agreement with respect to the Funds. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the New Advisory Agreement and reaching their conclusions, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement. The following summarizes the Board’s review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services provided by the Adviser to the Funds, the Board first discussed the Transaction and its effect on the Adviser. The Board also noted that it had just reviewed the Adviser and renewed the Existing Advisory Agreement at its last meeting in January 2018 and noted the Adviser’s representation that the only significant change between now and that approval was the impending departure of Mr. Crittenden, assuming completion of the Transaction. The Board then reviewed materials provided by the Adviser related to the Transaction as well as the New Advisory Agreement with the Trust. The Board also reviewed other materials provided by the Adviser, updated as necessary from its prior meeting in January where it renewed the Existing Advisory Agreement, including a description of the manner in which investment decisions will be made and executed and a review of the professional personnel that would perform services for the Funds, including the team of individuals that would be primarily responsible for monitoring and executing the investment process. The Board then discussed the extent of the Adviser’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Funds. The Board noted that other than Eric Crittenden, none of the Adviser’s personnel would change, and that the investment process and day-to-day operations of the Funds would remain unchanged. The Board was advised by the Trust’s CCO that the Adviser had adequate compliance policies and procedures which, in his opinion, were reasonably designed to protect the Adviser and the Funds from violations of the federal securities laws. Additionally, the Board received satisfactory responses from representatives of the Adviser with respect to a series of important questions, including whether the Adviser was involved in any lawsuits

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or pending regulatory actions; whether the management of other accounts would conflict with its management of the Funds; and whether the Adviser has procedures in place to adequately allocate trades among its respective clients. The Board considered that, under the terms of the New Advisory Agreement, the Adviser, subject to the supervision of the Board, would continue to provide the Funds with investment advice and supervision and would continuously furnish an investment program for the Funds consistent with the investment objectives and policies of the Funds. The Board reviewed the descriptions provided by the Adviser of its practices for monitoring compliance with the Funds’ investment limitations, noting that the Adviser’s CCO will continually review the portfolio managers’ performance of their duties with respect to the Funds to ensure compliance under the Adviser’s compliance program. The Board then reviewed the capitalization of the Adviser based on financial information and other materials provided by the Adviser and discussed such materials with the Adviser. The Board concluded that the Adviser was sufficiently well-capitalized in order for the Adviser to meet its obligations to the Funds. The Board also concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the New Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser after the Transaction were satisfactory. The Board concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the Funds under the Existing Advisory Agreement and did not expect them to change under the New Advisory Agreement.

Performance.  The Board discussed the reports prepared by Morningstar and reviewed the performance of each of the Funds as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended December 31, 2017. The Board noted that the Longboard Managed Futures Fund was among the top performing managed futures funds outperforming its peer group, benchmark and Morningstar category for the one year, three year, five year and since inception periods. The Board also noted that the Adviser did not intend to make adjustments to the strategy or investment process and that the Adviser will continue to adhere to its trend following model. After further discussion, the Board concluded that overall, the Longboard Managed Futures Fund's past performance was satisfactory and in-line with its investment objective.

The Board also discussed the reports prepared by Morningstar and reviewed the performance of the Longboard Alternative Growth Fund as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods ended December 31, 2017, noting that the Longboard Alternative Growth Fund underperformed its benchmark, the S&P 500 Total Return Index (the “S&P 500”), yet handily outperformed its peer group and Morningstar category medians for the one year and since inception periods. The Board recapped earlier discussions with the Adviser noting that the Longboard Alternative Growth Fund was taking on a higher amount of risk than its peers in exchange for a greater return. The Board further noted that the Adviser did not intend to make adjustments to the strategy or investment process and that the Adviser will continue to adhere to its trend following model. After further discussion, the Board concluded that overall, the Longboard Alternative Growth Fund’s past performance was satisfactory and in-line with its investment objective.

Fees and Expenses. As to the costs of the services to be provided by the Adviser, the Board reviewed and discussed each of the Funds’ unitary fee and overall expenses as compared to its peer group and Morningstar category as presented in the Morningstar Report. The Board reviewed the contractual arrangements for each of the Funds, noting that the New Advisory Agreement, like the Existing Advisory Agreement, has a unitary fee out of which the Adviser pays substantially all expenses of each of the Funds, including transfer agency, custody, fund administration, legal, audit and other services, but not interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each of the Funds’ business. The Board also noted that the New Advisory Agreement, like the Existing Advisory Agreement, provides for a breakpoint for the Longboard Managed Futures Fund unitary fee so that the fee decreases to 2.75% on asset levels above $250 million and the Board noted that the Longboard Managed Futures Fund had reached the breakpoint. The Board also noted that the Adviser was proposing an additional breakpoint, to be effective May 15, 2018, on assets above $450 million of 1.99%, applicable to both the Existing Advisory Agreement and New Advisory Agreement. With respect to the Longboard Alternative Growth Fund, the Board noted that, effective October 1, 2017, the Adviser had lowered its unitary fee from 2.99% to 1.99%. Because of the unitary fee structure of each of the Funds, the Board noted the difficulty when looking for comparable funds. In addition to the Board’s evaluation of the advisory fee, the Board also looked at the

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all in cost of managing the investment strategy for each of the Funds and found that total operating expenses, exclusive of certain fees, were capped at 2.99% for the Longboard Managed Futures Fund and 1.99% for the Longboard Alternative Growth Fund as compared to many of their peers which carried significantly higher total operating expenses. The Board concluded that based on the Adviser’s experience and expertise as well as the services provided to each of the Funds, the unitary advisory fees charged by the Adviser were not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Funds based on profitability reports and analyses reviewed by the Board, the selected financial information of the Adviser provided by the Adviser and the Adviser’s representation that it did not expect any material changes to the firm’s profitability post-Transaction. After review and discussion, the Board concluded that based on the services provided or paid for by the Adviser, the current assets of each Fund and the built in breakpoints, profits from the Adviser’s relationship with the each of the Funds were not excessive.

Economies of Scale. As to the extent to which each of the Funds will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Longboard Managed Futures Fund and noted that they had already approved a breakpoint reduction in fees for assets above $250 million and that the Adviser was now proposing an additional breakpoint, effective, May 15, 2018, on assets greater than $450 million. The Board noted that shareholders were already getting the benefit of the first breakpoint but that total Fund assets for the Longboard Managed Futures Fund were slightly below the threshold for the proposed second breakpoint. The Board also discussed the current size of the Longboard Alternative Growth Fund, along with the Adviser’s expectations for growth, and concluded that any further material economies of scale would not be achieved in the near term.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined with respect to each Fund separately that (a) the terms of the New Advisory Agreement are reasonable; (b) the investment advisory fees payable pursuant to the New Advisory Agreement are reasonable; and (c) the New Advisory Agreement is in the best interests of the applicable Fund and its shareholders.

Accordingly, the Board, by separate vote of the Independent Trustees and the entire Board, unanimously approved both the New Advisory Agreement and voted to recommend the New Advisory Agreement to shareholders for approval.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Funds vote “FOR” approval of the New Advisory Agreement.

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OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a diversified series of the Northern Lights Fund Trust II, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, NE 68130. The Board supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. The Adviser currently serves as the Funds’ investment adviser.

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130, serves as principal underwriter and distributor of the Funds. Gemini Fund Services, LLC, provides the Funds with transfer agent, accounting and administrative services.

The most recent annual report of the Funds, including audited financial statements for the fiscal year ended May 31, 2017, has been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies of the Annual Report or Semi-Annual Report to Shareholders, Prospectus and/or SAI, free of charge, please contact the Funds at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-855-294-7540 and they will be sent to you by first class mail.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the New Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING INFORMATION

As of the Record Date, there were [_________] shares of beneficial interest of the Longboard Managed Futures Strategy Fund issued and outstanding. There were [_________] of Class A shares outstanding and [_________] of Class I shares outstanding of the Longboard Managed Futures Strategy Fund. As of the Record Date, there were [_________] shares of beneficial interest of the Longboard Alternative Growth Fund issued and outstanding. There were [_________] of Class A shares outstanding and [_________] of Class I shares outstanding of the Longboard Alternative Growth Fund.

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the approval of the proposed New Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of each Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

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Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of each Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund.

The record owners of more than 5% of the outstanding shares of the Longboard Managed Futures Strategy Fund as of the record date (May 10, 2018) are listed in the following table.

Name of Shareholder	% Of Share Class Owned

Class A Shares
%

Class I Shares
%

The record owners of more than 5% of the outstanding shares of the Longboard Alternative Growth Fund as of the record date (May 10, 2018) are listed in the following table.

Name of Shareholder	% Of Share Class Owned

Class A Shares
%

Class I Shares
%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned 0% of the outstanding shares of the Funds as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Funds.

As of May [__], 2018, the Trustees and officers, as a group, owned less than 1.00% of the Funds’ outstanding shares.

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SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Brian Nielsen, Northern Lights Fund Trust II, 17605 Wright Street, Omaha, NE 68130.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC (“AST”), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to AST are approximately between $[_______] and $[______]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Adviser. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each Fund of whom they have knowledge, and the Adviser will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

REVOCABILITY OF PROXIES

The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: Longboard Managed Futures Strategy Fund and Longboard Alternative Growth Fund c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling [1-800-361-2782] or by attending the Meeting and voting in person. All valid, unrevoked proxies will be voted at Meeting.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Funds if you wish to receive a separate copy of the Proxy Statement, and the Funds will promptly mail a copy to you. You may also call or write to the Funds if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy

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in the future. For such requests, call the Funds at1-855-294-7540, or write the Funds at 17605 Wright Street, Suite 2, Omaha, NE 68130.

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EXHIBITS:

Appendix A

New Advisory Agreement

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